UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Dell Inc.

(Name of Registrant as Specified In Its Charter)

O. Mason Hawkins
Chairman of the Board and C.E.O.
Southeastern Asset Management, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	Fee not required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On August 16, 2013, Southeastern Asset Management, Inc. (“Southeastern”) filed an amendment to the Schedule 13D filed by Southeastern on May 13, 2013.  A copy of the amendment to the Schedule 13D is attached as Exhibit A hereto.

In addition, on August 16, 2013, Longleaf Partners Fund delivered a notice of nomination for each of Matthew C. Jones, Rahul N. Merchant, Peter van Oppen, Howard Silver, and David A. Willmott  (the “SAM Nominees”) to the Board of Directors of Dell Inc. at the 2013 Annual Meeting of Shareholders or any other meeting at which directors may be elected.  A copy of the SAM Nominees’ biographies is attached as Exhibit B hereto.

EXHIBIT A

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 13D
Under the Securities Exchange Act of 1934

Amendment No. 11

Dell Inc.
________________________________________________________
(Name of Issuer)

Common Stock
_______________________________________________________
(Title of Class and Securities)

24702R101
_______________________________________________________

(CUSIP Number of Class of Securities)

O. Mason Hawkins
Chairman of the Board and C.E.O.

Southeastern Asset Management, Inc.
6410 Poplar Avenue, Suite 900
Memphis, TN  38119
(901) 761-2474
___________________________________________________________

(Name, Address and Telephone Number of Person Authorized to
Receive Notices and Communications)

August 16, 2013
___________________________________________
(Date of Event which Requires
Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this Schedule because of Sections 240.13d-1(e), 240.13d-1(f), or 240.13d-1(g), check the following box:  ☐

SCHEDULE 13D

CUSIP No. 24702R101

1		NAME OF REPORTING PERSONS Southeastern Asset Management, Inc. I.D. No. 62-0951781
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (See Instructions)	(a) ☒ (b) ☐
3		SEC USE ONLY
4		SOURCE OF FUNDS (See Instructions) 00: Funds of investment advisory clients
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	☐
6		CITIZENSHIP OR PLACE OF ORGANIZATION Tennessee
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER (Discretionary Accounts) 34,032,561 shares
	8	SHARED OR NO VOTING POWER 27,939,000 shares (Shared) 7,499,268 shares (No Vote)
	9	SOLE DISPOSITIVE POWER (Discretionary Accounts) 41,531,829 shares
	10	SHARED DISPOSITIVE POWER 27,939,000 shares (Shared) 0 shares (None)
11		AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 69,470,829* shares
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW 11 EXCLUDES CERTAIN SHARES	☒ See Item 5(a)
13		PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11 3.9%
14		TYPE OF REPORTING PERSON IA

* This amount excludes 6,476,800 European style options that are only exercisable on the expiration date of the options and will not be exercisable within the next 60 days.

SCHEDULE 13D

CUSIP No. 24702R101

1		NAME OF REPORTING PERSONS O. Mason Hawkins I.D. No. XXX-XX-XXXX
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (See Instructions)	(a) ☐ (b) ☒
3		SEC USE ONLY
4		SOURCE OF FUNDS (See Instructions) 00: None
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	☐
6		CITIZENSHIP OR PLACE OF ORGANIZATION Citizen of United States
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER (Discretionary Accounts) None
	8	SHARED OR NO VOTING POWER None
	9	SOLE DISPOSITIVE POWER None
	10	SHARED DISPOSITIVE POWER None 0 shares (None)
11		AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON None (See Item 3)
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW 11 EXCLUDES CERTAIN SHARES	☐
13		PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11 0.0%
14		TYPE OF REPORTING PERSON IN

This Amendment No. 11 amends and supplements the Statement on Schedule 13D filed with the Securities and Exchange Commission on February 8, 2013, as amended by Amendment No. 1 filed on February 12, 2013, Amendment No. 2 filed on March 5, 2013, Amendment No. 3 filed on March 15, 2013, Amendment No. 4 filed on May 10, 2013, Amendment No. 5 filed on May 13, 2013, Amendment No. 6 filed on May 16, 2013, Amendment No. 7 filed on June 18, 2013, Amendment No. 8 filed on July 2, 2013, Amendment No. 9 filed on July 11, 2013, and Amendment No. 10 filed on July 12, 2013 (the “Schedule 13D”), which relates to the common stock, par value $0.01 (the “Securities”) of Dell Inc., a Delaware corporation (the “Issuer”). Capitalized terms used herein and not otherwise defined have the meaning assigned to such terms in the Schedule 13D. All items or responses not described herein remain as previously reported in the Schedule 13D.

Item 3.	Source and Amount of Funds or Other Consideration

Item 3 of the Schedule 13D is hereby amended and restated in its entirety as follows:

The respective investment advisory clients of Southeastern used approximately $1,039,378,999.00 in the aggregate to purchase the Securities reported in this filing. All assets used to purchase Securities were assets of these respective clients and none were assets of Southeastern. In addition, none of the proceeds used to purchase the Securities were provided through borrowings of any nature.

Item 4.	Purpose of Transaction

Item 4 is hereby amended and supplemented by adding the following immediately after the seventeenth paragraph thereof:

On August 16, 2013, Southeastern announced that it filed a preliminary proxy statement regarding the election of directors to the Board of Directors of the Issuer at the Issuer’s 2013 Annual Meeting of Stockholders (the “August 16 Announcement”). A copy of the August 16 Announcement is incorporated herein by reference and attached hereto as Schedule XIII.

In addition, on August 16, 2013, Longleaf Partners Fund delivered a letter to the Issuer updating its May 13, 2013 nomination letter to the Issuer and notifying the Issuer that it intends to nominate the following five persons (the “Southeastern 2013 Nominees”) as nominees to the Board of Directors of the Issuer at the Issuer’s 2013 Annual Meeting of Stockholders or any other meeting at which Directors may be elected:

Matthew C. Jones
Rahul N. Merchant
Peter van Oppen
Howard Silver
David A. Willmott

In addition, the Icahn Parties (as defined herein) have informed Southeastern that the Icahn Parties intend to submit a notice to the Issuer on August 16, 2013 to update its May 13, 2013 nomination letter to the Issuer and to nominate the following seven persons (the “Icahn 2013 Nominees”) as nominees to the Board of Directors of the Issuer at the Issuer’s 2013 Annual Meeting of Stockholders or any other meeting at which Directors may be elected:

Carl C. Icahn
Harry Debes
Dr. Rajendra Singh
Gary Meyers
Daniel Ninivaggi
Jonathan Christodoro
A.B. Krongard

Southeastern and the Icahn Parties intend to solicit proxies for the Southeastern 2013 Nominees and the Icahn 2013 Nominees as a single slate, and intend to jointly, prepare, file and mail a proxy statement in connection with such solicitation with respect to the Issuer’s 2013 Annual Meeting of Stockholders or any other meeting at which Directors may be elected.

Item 5.	Interest in Securities of the Issuer

Item 5 of the Schedule 13D is hereby amended and restated in its entirety as follows:

(a) The aggregate number and percentage of Securities to which this Schedule 13D relates is 69,470,829 shares of the common stock of the Issuer, constituting approximately 3.9% of the 1,781,358,078 shares outstanding. This amount excludes 6,476,800 European style options that are only exercisable on the expiration date of the options and will not be exercisable within the next 60 days. The calculation of the foregoing percentage is based on the number of shares disclosed as outstanding as of August 5, 2013 by the Issuer in its Schedule 14A, filed with the Securities and Exchange Commission on August 14, 2013.

	Common Shares Held		% of outstanding Common Shares
Voting Authority

Sole:	34,032,561		1.9%
Shared:	27,939,000	*	1.6%
None:	7,499,268		0.4%

Total	69,470,829	**	3.9%

*Consists of shares owned by Longleaf Partners Fund. This amount excludes 6,476,800 European style options that are only exercisable on the expiration date of the options and will not be exercisable within the next 60 days.

**Does not include 352,500 shares held by one non-discretionary account over which the filing parties have neither voting nor dispositive authority. Beneficial ownership is expressly disclaimed with respect to these shares.

Dispositive Authority

Sole:	41,531,829		2.3%
Shared:	27,939,000	*	1.6%
None:	0		0.0%

Total	69,470,829	**	3.9%

*Consists of shares owned by Longleaf Partners Fund. This amount excludes 6,476,800 European style options that are only exercisable on the expiration date of the options and will not be exercisable within the next 60 days.

**Does not include 352,500 shares held by one non-discretionary account over which the filing parties have neither voting nor dispositive authority. Beneficial ownership is expressly disclaimed with respect to these shares.

Southeastern has agreed to act in concert with High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Carl C. Icahn (collectively, the “Icahn Parties”) solely for the purposes of promoting the transactions and proposals contained in the Stock Purchase Agreement, the Side Letter, and the May 9 Letter, including pursuing a superior proposal in connection with the proposed management buyout transaction, urging shareholders to vote against the proposed management buyout transaction, the joint solicitation for proxies for the 2013 Annual Meeting and the joint solicitation of proxies for the Special Meeting. Based on the foregoing, the Icahn Parties and Southeastern have formed a “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 and may be deemed to beneficially own 225,949,479 Securities, constituting approximately 12.8% of the 1,781,358,078 Securities outstanding. However, Southeastern expressly disclaims beneficial ownership of the 156,478,650 Securities beneficially owned by the Icahn Parties and their related affiliates. Southeastern, in accordance with its fiduciary duties, also expressly retains the sole voting and investment power of the Securities it beneficially owns. The Icahn Parties and their related affiliates have filed a separate Schedule 13D with respect to their interests.

(b) Southeastern generally has the sole power to dispose of or to direct the disposition of the Securities held for discretionary accounts of its investment clients, and may be granted the sole power to vote or direct the vote of such Securities; such powers may be retained by or shared with the respective clients for shared or non-discretionary accounts. Shares held by any Series of Longleaf Partners Funds Trust are reported in the “shared” category.

(c) Purchase or sale transactions in the Securities during the past 60 days are disclosed on Schedule II.

(d) The investment advisory clients of Southeastern have the sole right to receive and, subject to notice, to withdraw the proceeds from the sale of the Securities, and the sole power to direct the receipt of dividends from any of the Securities held for their respective accounts. Such clients may also terminate the investment advisory agreements without penalty upon appropriate notice. Southeastern does not have an economic interest in any of the Securities reported herein.

(e) Not applicable.

Item 7.	Material to be Filed as an Exhibit

Item 7 is hereby amended and supplemented by adding the following immediately after the twelfth paragraph thereof:
Schedule XIII. August 16 Announcement.

Signatures

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated:  August 16, 2013

Southeastern Asset Management, Inc.

By:	/s/ O. Mason Hawkins
Name: O. Mason Hawkins
Title: Chairman of the Board and Chief Executive Officer

O. Mason Hawkins, Individually

/s/ O. Mason Hawkins

Joint Filing Agreement

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, the persons or entities named below agree to the joint filing on behalf of each of them of this Schedule 13D with respect to the Securities of the Issuer and further agree that this joint filing agreement be included as an exhibit to this Schedule 13D. In evidence thereof, the undersigned hereby execute this Agreement as of August 16, 2013.

Southeastern Asset Management, Inc.

By:	/s/ O. Mason Hawkins
Name: O. Mason Hawkins
Title: Chairman of the Board and Chief Executive Officer

O. Mason Hawkins, Individually

/s/ O. Mason Hawkins

Schedule II of the Schedule 13D is hereby amended and restated in its entirety as follows:

SCHEDULE II
Transactions in the Last Sixty Days

Transaction Type	Date	# of Shares		Price Per Share	*

Sale	6/18/2013	71,657,828	†	$ 13.52
Sale	6/20/2013	183,200		$ 13.35
Sale	6/20/2013	17,500		$ 13.36
Sale	6/21/2013	32,300		$ 13.35
Sale	6/24/2013	500		$ 13.31
Sale	6/24/2013	1,000		$ 13.31
Sale	6/24/2013	5,000		$ 13.31
Sale	6/24/2013	1,000		$ 13.31
Sale	6/24/2013	23,000		$ 13.31
Sale	6/25/2013	80,600		$ 13.42
Sale	6/26/2013	127,400		$ 13.42
Sale	7/1/2013	117,100		$ 13.32
Sale	7/2/2013	9,100		$ 13.33
Sale	7/2/2013	2,500		$ 13.33
Sale	7/2/2013	6,000		$ 13.33
Sale	7/2/2013	15,000		$ 13.33
Sale	7/2/2013	6,000		$ 13.33
Sale	7/2/2013	3,000		$ 13.33
Sale	7/2/2013	42,000		$ 13.33
Sale	7/2/2013	40,000		$ 13.33
Sale	7/2/2013	4,000		$ 13.33
Sale	7/2/2013	28,000		$ 13.33
Sale	7/2/2013	10,000		$ 13.33
Sale	7/2/2013	3,000		$ 13.33
Sale	7/2/2013	5,000		$ 13.33
Sale	7/2/2013	16,000		$ 13.33
Sale	7/10/2013	126,300		$ 13.34
Sale	7/26/2013	11,000		$ 12.91
Sale	7/26/2013	15,300		$ 12.91
Sale	7/26/2013	11,400		$ 12.51

Sales by Southeastern at the direction of a client in the ordinary course of business on NASDAQ or through Electronic Communication Networks (ECNs).

In addition to the above transactions, on July 1, July 12, July 17 and August 14, 2013, clients of Southeastern withdrawing assets removed 689,000, 163,547, 130,000, and 33,552 shares, respectively, from Southeastern’s discretion.

* Net of commissions

† On June 18, 2013, Southeastern and the Icahn Buyer entered into the Stock Purchase Agreement, as more fully described in Item 4 and incorporated by reference hereto.

SCHEDULE XIII

FOR IMMEDIATE RELEASE

CARL C. ICAHN AND SOUTHEASTERN ASSET MANAGEMENT FILE PRELIMINARY PROXY STATEMENT FOR ELECTION OF DIRECTORS AT 2013 DELL ANNUAL MEETING

New York, NY—August 16, 2013— Carl C. Icahn and his affiliates (“Icahn”) and Southeastern Asset Management (“Southeastern”), holders of 8.9% and 4.0% of Dell’s outstanding common stock, respectively, today announced that they have filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (“SEC”) regarding the election of directors to the Dell Board of Directors in connection with the 2013 Annual Meeting of Stockholders. Icahn and Southeastern will seek to elect their nominees to the Dell Board if the proposed Michael Dell/Silver Lake freeze−out transaction is voted down by the Company’s stockholders.

As detailed in the preliminary proxy statement, Icahn and Southeastern are seeking to change the Dell Board because they believe that the Dell Board must be completely reconstituted to ensure that the interests of the stockholders, the true owners of Dell, are appropriately represented in the Dell boardroom. Icahn and Southeastern have nominated directors who have strong, relevant backgrounds and who are committed to fully exploring all opportunities to unlock stockholder value.

At the 2013 Annual Meeting, Icahn and Southeastern are seeking support from fellow stockholders to elect the 12 Icahn and Southeastern nominees to serve until the 2014 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Icahn and Southeastern nominees are: Carl C. Icahn, Harry Debes, Dr. Rajendra Singh, Gary Meyers, Daniel Ninivaggi, Jonathan Christodoro, A.B. Krongard, Matthew C. Jones, Rahul N. Merchant, Peter van Oppen, Howard Silver, and David A. Willmott.

Icahn and Southeastern have nominated 12 directors who possess a broad range of experience in the information technology, data storage, software, finance and accounting, and operations and management fields, and who are committed to exploring all value−creating opportunities for stockholders. Biographical information for the Icahn and Southeastern nominees is included in the preliminary proxy statement as filed with the SEC.

Icahn and Southeastern continue to believe that the Michael Dell/Silver Lake freeze−out transaction undervalues Dell and its prospects and denies stockholders the opportunity to participate in Dell’s significant upside potential. Icahn and Southeastern continue to recommend that their fellow Dell stockholders vote against the Michael Dell/Silver Lake freeze−out proposal at the Special Meeting currently scheduled for September 12, 2013.

If stockholders have any questions concerning the preliminary proxy statement filed by Carl C. Icahn and Southeastern Asset Management, please contact D.F. King & Co., Inc. at 1−800−347−4750 or dell@dfking.com.

ABOUT SOUTHEASTERN ASSET MANAGEMENT
Southeastern Asset Management, Inc., headquartered in Memphis, Tenn., is an investment management firm with $34 billion in assets under management acting as investment advisor to institutional investors and the four Longleaf Partners Funds: Longleaf Partners Fund, Longleaf Partners Small−Cap Fund, Longleaf Partners Global Fund and Longleaf Partners International Fund, as well as two Irish domiciled UCITS Funds: Longleaf Partners Global UCITS Fund and Longleaf Partners US UCITS Fund. Southeastern was established in 1975, and the first of the Longleaf Partners Funds was launched in 1987.

NOTICE TO INVESTORS
SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, SOUTHEASTERN ASSET MANAGEMENT, INC. AND THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF DELL INC. FOR USE AT DELL INC.’S 2013 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF DELL INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE PRELIMINARY PROXY STATEMENT FILED BY ICAHN AND SOUTHEASTERN WITH THE SEC, AND THE SCHEDULE 13D FILED BY CARL C. ICAHN AND HIS AFFILIATES ON MAY 10, 2013, AS AMENDED THROUGH THE DATE HEREOF, AND THE SCHEDULE 13D FILED BY SOUTHEASTERN ASSET MANAGEMENT, INC. AND ITS AFFILIATES ON FEBRUARY 8, 2013, AS AMENDED THROUGH THE DATE HEREOF.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT, DATED JUNE 26, 2013, AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, SOUTHEASTERN ASSET MANAGEMENT, INC. AND THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF DELL INC. FOR USE AT DELL INC.’S SPECIAL MEETING OF STOCKHOLDERS NOW SCHEDULED TO BE HELD ON SEPTEMBER 12, 2013 BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY HAVE BEEN MAILED TO STOCKHOLDERS OF DELL INC. AND ARE ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE PROXY STATEMENT AND THE SCHEDULE 13D FILED BY CARL C. ICAHN AND HIS AFFILIATES ON MAY 10, 2013, AS AMENDED THROUGH THE DATE HEREOF, AND THE SCHEDULE 13D FILED BY SOUTHEASTERN ASSET MANAGEMENT, INC. AND ITS AFFILIATES ON FEBRUARY 8, 2013, AS AMENDED THROUGH THE DATE HEREOF.

FORWARD−LOOKING STATEMENTS
Certain statements contained in this press release, and the documents referred to in this press release, are forward−looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward−looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward−looking statements. Forward−looking statements can be identified by the use of the future tense or other forward−looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “management believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.

Important factors that could cause actual results to differ materially from the expectations set forth in this press release include, among other things, the factors identified under the section entitled “Risk Factors” in Dell’s Special Report on Form 10−K for the year ended February 1, 2013 and under the section entitled “Cautionary Statement Concerning Forward−Looking Information” in Dell’s Definitive Proxy Statement filed with the SEC on May 31, 2013. Such forward−looking statements should therefore be construed in light of such factors, and Icahn and Southeastern are under no obligation, and expressly disclaim any intention or obligation, to update or revise any forward−looking statements, whether as a result of new information, future events or otherwise, except as required by law.

PRESS CONTACTS

Icahn Capital LP
Susan Gordon
(212) 702−4309

Southeastern Asset Management
Lee Harper
(901) 818−5240

EXHIBIT B

Matthew C. Jones

Mr. Matthew Jones is the President and CEO of EOS Climate, a clean technology company focused on the management and destruction of refrigerants, where he has served since 2005. Prior to EOS Climate, Jones served as President and Chief Executive Officer of CloudShield Technologies, a company involved in cyber security and service management solutions to service providers and national governments worldwide, which was acquired by Science Applications International Corporation. Mr. Jones has held executive positions at several other companies, serving as Chief Executive Officer at software company, Allocity, and Chief Operating Officer of Excite@Home. Mr. Jones also worked for Sprint, where he held numerous executive positions, including Vice President of National Sales for Sprint PCS, Senior Vice President and General Manager for Sprint Canada, and Chief of Staff. He began his career at AT&T. Mr. Jones has been an active advisor to businesses and charities. He holds a B.S. from Miami University and an M.B.A. from the University of Michigan.

Rahul N. Merchant

Mr. Rahul Merchant is currently the Citywide Chief Information and Innovation Officer for the City of New York, which he was appointed to in 2012. From 2009 to 2012, he was a partner at Exigen Capital, a private equity firm that invests in the financial services, insurance, media, travel, healthcare and communications industries. From 2006 until 2008, he served as Executive Vice President, Chief Information Officer and Member of the Executive Committee at Fannie Mae, where he led the Technology and Operations groups. From 2000 until 2006, he served as Senior Vice President and Chief Technology Officer at Merrill Lynch & Co. Mr. Merchant also has held senior leadership positions at Cooper Neff and Associates, Lehman Brothers, Sanwa Financial Products and Dresdner Bank. Mr. Merchant currently serves as a director of Fair Isaac Corporation and is a former director of Level 3 Communications, Inc. and Sun Microsystems, Inc. Mr. Merchant holds an undergraduate degree from Bombay University and master’s degrees from the University of Memphis and Temple University.

Peter van Oppen

Mr. Peter van Oppen is a partner at Trilogy Partnership, a private investment firm focused on technology and telecommunications, a role he has served since late 2006. Trilogy’s portfolio includes minority investments in many private companies, as well as controlling positions in operating companies, including three national cellular carriers. Prior to joining Trilogy Partnership, Mr. van Oppen served as Chief Executive Officer and Chairman for Advanced Digital Information Corporation, a data storage company, from 1994 through 2006. Between 1989 and 1994, Mr. van Oppen served as President and Chief Executive Officer of Interpoint, a predecessor to Advanced Digital Information Corporation. He also served as a consultant to PricewaterhouseCoopers and Bain & Company and worked in medical electronics. He was an initial investor in companies that became Voicestream and Western Wireless, and served as a director of related entities at various times between 1992 and the sale of Western Wireless in 2005. Mr. van Oppen is currently a director of Level 3 Communications, Inc. and serves as the Chairman of the Board of Trustees and is the former Chair of the Investment Committee at Whitman College. He also serves on the boards of directors of several private companies, and is a former director of Isilon Systems, Inc., where he served as a member of the Strategic Transactions Committee through the company’s 2010 sale to EMC. He is a former Advisory Board member and director of the Seattle Branch of the Federal Reserve Bank of San Francisco. He holds a B.A. in political science from Whitman College and an M.B.A. from Harvard University, where he was a Baker Scholar. Mr. van Oppen is a member, on inactive status, of the American Institute of Certified Public Accountants.

Howard Silver

Mr. Howard Silver is the former President and Chief Executive Officer of Equity Inns, Inc., until its sale to Whitehall Global Real Estate Funds in 2007. He joined Equity Inns, Inc. in 1994 and, in addition to his role as President and Chief Executive Officer, served in various capacities including Executive Vice President of Finance, Secretary, Treasurer, Chief Financial Officer, and Chief Operating Officer. He has also served as a director of Great Wolf Resorts, Inc., from 2004 until its sale to the Apollo Group in 2012. He is currently a director at Education Realty Trust and completed his term as a director at Capital Lease Funding, Inc. in June 2013. Mr. Silver is a Certified Public Accountant.

David A. Willmott

Mr. David Willmott has been the President and Chief Operating Officer, as well as a director, of Blount International, Inc. (NYSE: BLT) since March 2011. He also served as Senior Vice President – Corporate Development & Strategy at Blount from December 2009 to March 2011.  Prior to joining Blount, Mr. Willmott founded Collins Willmott & Co. LLC, a private equity firm located in New York City, focused on providing growth capital to middle market companies in the industrial, consumer and energy sectors. He also served as a Principal of Lehman Brothers Merchant Banking, from 2000 to 2008, and Managing Director of Lehman Brothers Inc. from 2007 to 2008 after joining Lehman Brothers Merchant Banking in 1997. Prior to joining Lehman Brothers, Mr. Willmott was an investment banker with Merrill Lynch & Co. from 1992 to 1995. Mr. Willmott formerly served as a director of Evergreen Copyright Acquisitions, LLC, Cross Group, Inc., Superior Highwall Holding, Inc., Hunter Fan Company, where he served as a Chairman, and CP Kelco ApS of Chicago, Illinois. He holds a B.A. from Williams College and an M.B.A. from the Kellogg School of Management at Northwestern University.

About Southeastern Asset Management, Inc.

Southeastern, headquartered in Memphis, Tenn., is an investment management firm with $34 billion in assets under management acting as investment advisor to institutional investors and the four Longleaf Partners Funds: Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners Global Fund and Longleaf Partners International Fund, as well as two Irish domiciled UCITS Funds: Longleaf Partners Global UCITS Fund and Longleaf Partners US UCITS Fund. Southeastern was established in 1975, and the first of the Longleaf Partners Funds was launched in 1987.

Important Legal Information

Southeastern intends to file other documents with the U.S. Securities and Exchange Commission (the “SEC”) regarding the proposed acquisition of Dell, as contemplated by the Agreement and Plan of Merger, dated as of February 5, 2013, by and among Denali Holding Inc., Denali Intermediate Inc., Denali Acquiror Inc. and Dell. Before making any voting or investment decision, investors and security holders of Dell are urged to read such other documents regarding the proposed acquisition, carefully in their entirety, because they contain important information about the proposed transaction. Investors and security holders of Dell may obtain free copies of other documents filed with, or furnished to, the SEC by Southeastern at the SEC’s website at www.sec.gov.

Forward-looking Statements

Certain statements contained herein are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “management believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.